Exhibit 10.26

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

URANIUM ENERGY CORP.

SUBSCRIPTION AGREEMENT FOR UNITS

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED
BY SUBSCRIBERS IN THE UNITED STATES OF AMERICA,
BY SUBSCRIBERS IN CANADA AND
BY SUBSCRIBERS IN EUROPE

INSTRUCTIONS

A.          All Subscribers:

Complete and sign the Execution Page of the Subscription Agreement.

Complete and sign Schedule "B" attached to the Subscription Agreement and Appendix 1 attached thereto (Schedule "B" must be completed by all subscribers, including U.S. subscribers).

B.          U.S. Subscribers only:

Persons in the United States and U.S. Persons (as such terms are defined in Regulation S under the 1933 Act) should also complete and sign Schedule "C" attached to the Subscription Agreement.

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, must, by no later than 1:00 p.m. (Vancouver time) on June 30, 2008, be, unless otherwise directed by the Corporation: (a) faxed to (604) 893-2679; and (b) delivered to the Corporation's counsel, Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 (the "Corporation's Counsel"), together with payment for the exact subscription price for such Units by way of either (i) a banker's draft or certified check for the subscription price payable to "Lang Michener LLP In Trust" for the account of the Corporation or (ii) by wire transfer to the Corporation's Counsel pursuant to the following wiring instructions:

*	If coming from Canada:
Bank Name: Bank Address: Transit Number: Bank Number: Account Name: Reason: Account Number: Swift Code:

Bank of Montreal;
595 Burrard Street, Vancouver, British Columbia, Canada;
00040;
001;
Lang Michener LLP Client's Canadian Trust Account;
Re: Uranium Energy Corp.; File #57562-0029; Private Placement proceeds;
1577-447; and
BOFMCAM2.

*	If coming from the United States or Overseas:
	Intermediary Bank: Swift Code: Fedwire ABA#:	Wachovia Bank, N.A.; PNBPUS3NNYC; and 026005092.

In this regard, and should the Subscriber's subscription and/or subscription price payment be submitted to the Corporation's Counsel, in trust or otherwise (as above in respect to the wire transfer), then the Subscriber agrees that the Corporation's Counsel shall have no accountability to the Subscriber whatsoever and acknowledges that the Corporation's Counsel is merely a recipient for the Corporation and has no obligation of any nature to the Subscriber. The Subscriber agrees that submission of the subscription price to the Corporation's Counsel in trust is to be deposited into the trust account of the Corporation and shall be the property of the Corporation immediately. The Corporation's Counsel shall have the right to transact the subscription price monies solely at the direction of the Corporation or its agents and the Corporation's Counsel shall require no instruction from the Subscriber. Under no circumstances shall the Corporation's Counsel be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Corporation's Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Corporation) and the Subscriber shall rely solely and exclusively on the Subscriber's own judgment and the advice of the Subscriber's own counsel.

__________

SUBSCRIPTION AGREEMENT FOR UNITS

TO:                         Uranium Energy Corp.

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of Units (as hereinafter defined; and each of which consists of one share of common stock and one-half of one share purchase warrant) of Uranium Energy Corp. (the "Corporation") set forth below for the aggregate purchase price set forth below, representing a purchase price of US$2.40 per Unit, upon and subject to the terms and conditions set forth in the following pages of this subscription agreement (together with the attached Terms and Conditions of Subscription for Units and the Schedules, collectively, referred to herein as the "Subscription Agreement" or the "Agreement"). In addition to this Execution Page, the Subscriber must also complete all applicable Schedules which form part of this Subscription Agreement.

_____________________________________________
(Name of Subscriber - please print)

By:  ________________________________________
        (Authorized Signature)
_____________________________________________
(Official Capacity or Title - please print)

_____________________________________________
(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

_____________________________________________
(Subscriber's Address)

_____________________________________________

_____________________________________________
(Telephone Number)                           (E-Mail Address)

Number of Units: ____________________________

Aggregate Purchase Price: ____________________

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as a trust company or a portfolio manager, or, in any case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedule "B" and, if applicable, Schedule "C", is completed in respect of such principal:

_____________________________________________
(Name of Principal)

_____________________________________________
(Principal's Address)
_____________________________________________

_____________________________________________
(Principal's Telephone Number)   (Principal's E-Mail Address)

Register the Common Shares and Warrants that form the Units as set forth below:

_____________________________________________
(Name)
_____________________________________________
(Account reference, if applicable)
_____________________________________________
(Address)
_____________________________________________

Deliver the Common Shares and Warrants that form the Units as set forth below:

_____________________________________________
(Name)
_____________________________________________
(Account reference, if applicable)
_____________________________________________
(Contact Name)
_____________________________________________
(Address)
_____________________________________________
(Telephone Number)                        (E-Mail Address)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties contained in this Subscription Agreement are true and correct in all material respects as of the Closing Date (as hereinafter defined) and that the Subscriber is entitled to rely thereon. The Corporation acknowledges and agrees that the Subscriber shall be entitled to the benefits of the Registration Rights Agreement (as hereinafter defined).

________________________, 2008.
URANIUM ENERGY CORP. By: ________________________________ Authorized Signatory	Subscription No:

__________

Execution Page

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.           Definitions

In this Agreement, unless the context otherwise requires:

(i)             "1933 Act" means the United States Securities Act of 1933, as amended;

(ii)            "Agreement" or "Subscription Agreement" means this subscription agreement, including all Schedules hereto, as the same may be amended, supplemented or restated from time to time;

(iii)           "Business Day" means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia, Canada;

(iv)            "Closing" means the closing of the purchase and sale of the Offered Securities;

(v)             "Closing Date" means July 3, 2008, or such other date as the Corporation may agree;

(vi)            "Common Shares" means the shares of common stock of the Corporation, par value US$0.001 per share, as constituted on the date hereof;

(vii)           "Corporation" means Uranium Energy Corp., a corporation incorporated under the laws of the State of Nevada and includes any successor corporation thereto;

(viii)          "Liquidated Damages Warrants" means transferable share purchase warrants to acquire Warrant Shares, which Liquidated Damages Warrants are issuable to the Subscriber as liquidated damages in the event of a registration default as described in Section 2.B. hereof;

(ix)            "NI 45-106" means National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(x)             "Offered Securities" means the Units of the Corporation offered for sale by the Company;

(xi)            "Person" means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xii)           "Public Record" means the Corporation's annual report on Form 10-KSB for the year ended July 31, 2007 and any quarterly reports filed on Form 10-QSB and current reports filed on Form 8-K since July 31, 2007 to the Closing Date;

(xiii)          "Purchase Price" means US$2.40 per Unit;

(xiv)           "Purchased Securities" means the Offered Securities purchased by the Subscriber pursuant to this Subscription Agreement;

(xv)            "Registerable Securities" means the Common Shares issued as part of the Units and the Warrant Shares issuable upon exercise of the Warrants and the Liquidated Damages Warrants;

(xvi)           "Registration Deadline" means 5:00 p.m. (Vancouver, British Columbia, time) on the first Business Day which is not less than three months after the Closing Date;

(xvii)          "Registration Rights Agreement" means the registration rights agreement to be dated on or before the Closing Date between the Corporation and the Subscribers;

(xviii)         "Registration Statement" means the registration statement of the Corporation to be filed with the SEC, as amended and supplemented, in order to register resales of the Registerable Securities, from time to time, by the Subscribers or their transferees or assigns;

(xix)           "Regulation D" means Regulation D under the 1933 Act;

(xx)            "Regulation S" means Regulation S under the 1933 Act;

(xxi)          "SEC" means the United States Securities and Exchange Commission;

(xxii)         "Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions;

(xxiii)         "Subscriber" or "you" means the Person purchasing the Purchased Securities and whose name appears on the Execution Page hereof;

(xxiv)          "United States" means the "United States" as that term is defined in Regulation S;

(xxv)          "U.S. Accredited Investor" means an institutional "accredited investor" as that term is defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D;

(xxvi)         "U.S. Person" means a "U.S. person" as that term is defined in Regulation S;

(xxvii)        "U.S. Subscriber" means: (a) any Person purchasing the Offered Securities in the United States; (b) any U.S. Person; (c) any Person purchasing the Offered Securities on behalf of any Person in the United States or any U.S. Person; (d) any Person that receives or received an offer for the Offered Securities while in the United States; or (e) any Person that is in the United States at the time the buy order was made or the Subscription Agreement was executed; provided, however, that a U.S. Subscriber shall not include any person who has any discretionary or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a professional fiduciary resident in the United States;

(xxviii)       "Warrants" means the transferable share purchase warrants issued as part of the Units, each of which whole Warrant being exercisable to purchase one Warrant Share at a price of US$3.10 per Warrant Share, expiring at 5:00 p.m. (Vancouver time) on the date that is two years from the date of Closing; and

(xxix)         "Warrant Shares" means the Common Shares issuable upon exercise of the Warrants or the Liquidated Damages Warrants.

2.           The Offering

A.           The Purchased Securities:

This Subscription Agreement confirms your agreement to purchase from the Corporation, subject to the terms and conditions set forth herein, that number of Units, at the price of US$2.40 per Unit (the "Purchase Price"), set out beside your name on the Execution Page hereof (the "Purchased Securities"). Each Unit consists of one share of common stock (each a "Common Share") of the Corporation and one-half of one transferable share purchase warrant (each whole being a "Warrant"). Each whole Warrant is immediately exercisable by the holder thereof to purchase one Common Share (each a "Warrant Share") at a price of US$3.10 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the date of Closing. You acknowledge (on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder) that the Purchased Securities form part of a larger offering of Units (each an "Offered Security" and collectively, the "Offered Securities") up to approximately US$10.0 million, which Offered Securities are being offered on a private placement basis to Persons resident in the Provinces of Canada, in the United States and in Europe. A term sheet with respect to the offering of the Offered Securities is attached hereto as Schedule "A".

B.           Registration Statement:

In the Registration Rights Agreement the Corporation will covenant and agree to use reasonable best efforts to prepare and file the Registration Statement with the SEC within 30 days following the Closing Date and to use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC on or before the Registration Deadline (three months from the Closing Date herein).

In accordance with the Registration Rights Agreement, if the Registration Statement has not been declared effective by the SEC on or prior to the Registration Deadline, or if the effectiveness of the Registration Statement is not maintained by the Corporation as described in the Registration Rights Agreement, the Corporation shall provide to you, as liquidated damages and not as a penalty, such number of additional whole share purchase warrants (each a "Liquidated Damages Warrant") equal to one one-hundredth (1/100th) of such an additional Liquidated Damages Warrant for each US$1.00 in aggregate Subscription Price funds paid by you for Purchased Securities purchased pursuant to this Agreement with respect to each and every 30 calendar-day period (or partial period thereof) during which the Registration Statement is not effective after the Registration Deadline until the registration default is cured; provided, however, that the maximum number of Common Shares issuable pursuant to the offering (including Warrant Shares issuable upon exercise of the Warrants and the Liquidated Damages Warrants), shall not exceed 19.9% of the Corporation's issued and outstanding share capital unless shareholder approval has been obtained, which the Corporation shall use reasonable best efforts to obtain, if necessary.

Each whole Liquidated Damages Warrant shall entitle the holder thereof to purchase one additional Common Share of the Corporation (each a "Warrant Share") at an exercise price of US$3.10 per Warrant Share, and shall expire at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the date the Liquidated Damages Warrant is issued.

3.           Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are enclosed herewith which you are requested to complete, sign as indicated and return together with an executed copy of this Agreement (see "Execution Page") as soon as possible and in any event no later than 1:00 p.m. (Vancouver, British Columbia, time) on June 30, 2008:

(a)         Schedule "B", being the Certificate of Accredited Investor Status under NI 45-106; and

(b)         if you are or, if applicable, the beneficial person for whom you are contracting hereunder is, a U.S. Subscriber, Schedule "C", being the Certificate for U.S. Accredited Investors.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the conditions that:

(a)         you execute and return all documents required by applicable Securities Laws, including the forms set out in Schedules "B" and "C" attached hereto, as applicable, to the Corporation's direction herein or otherwise, as the offer and sale of the Purchased Securities by the Corporation to you will not be qualified or registered under applicable Securities Laws;

(b)         the representations and warranties made by you herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)         all covenants, agreements and conditions contained in this Agreement to be performed by you on or prior to the Closing Date shall have been performed or complied with; and

(d)         all necessary regulatory approvals being obtained prior to the Closing Date.

By returning this Agreement you consent to the filing by the Corporation of all documents required by applicable Securities Laws.

If you are not subscribing for the Purchased Securities for your own account and you are not a portfolio manager purchasing as agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by applicable Securities Laws with respect to the Purchased Securities being acquired by each such purchaser as principal. If you are signing as agent or pursuant to a power of attorney for the Subscriber, you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all applicable Securities Laws concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares.

You acknowledge that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion. If this subscription is rejected, in whole or in part, you acknowledge that the unused portion of the aggregate Purchase Price will be returned to you without interest.

4.           The Closing

The Closing will be completed at the offices of the Corporation's counsel, Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 (the "Corporation's Counsel" herein), at 10:00 a.m. (Vancouver, British Columbia, time) on July 3, 2008, or such other time as the Corporation may agree.

Certificates representing the Common Shares and Warrants issued as part of the Purchased Securities will be available for delivery to you at Closing against payment to the Corporation through which you subscribed for the Purchased Securities of the aggregate amount of the Purchase Price for the Purchased Securities in freely transferable United States funds. Such payment is to be made no later than 1:00 p.m. (Vancouver, British Columbia, time) on June 30, 2008, by way of either (i) a banker's draft or certified check for the subscription price payable to "Lang Michener LLP In Trust" for the account of the Corporation or (ii) by wire transfer to the Corporation's Counsel pursuant to the following wiring instructions:
*	If coming from Canada:
Bank Name: Bank Address: Transit Number: Bank Number: Account Name: Reason: Account Number: Swift Code:

Bank of Montreal;
595 Burrard Street, Vancouver, British Columbia, Canada;
00040;
001;
Lang Michener LLP Client's Canadian Trust Account;
Re: Uranium Energy Corp.; File #57562-0029; Private Placement proceeds;
1577-447; and
BOFMCAM2.

*	If coming from the United States or Overseas:
	Intermediary Bank: Swift Code: Fedwire ABA#:	Wachovia Bank, N.A.; PNBPUS3NNYC; and 026005092.

In this regard, and should the Subscriber's subscription and/or Purchase Price payment be submitted to the Corporation's Counsel, in trust or otherwise (as above in respect to the wire transfer), then the Subscriber agrees that the Corporation's Counsel shall have no accountability to the Subscriber whatsoever and acknowledges that the Corporation's Counsel is merely a recipient for the Corporation and has no obligation of any nature to the Subscriber. The Subscriber agrees that submission of the Purchase Price to the Corporation's Counsel in trust is to be deposited into the trust account of the Corporation and shall be the property of the Corporation immediately. The Corporation's Counsel shall have the right to transact the Purchase Price monies solely at the direction of the Corporation or its agents and the Corporation's Counsel shall require no instruction from the Subscriber. Under no circumstances shall the Corporation's Counsel be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Corporation's Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Corporation) and the Subscriber shall rely solely and exclusively on the Subscriber's own judgment and the advice of the Subscriber's own counsel.

You hereby irrevocably appoint the Corporation to act as your agent for the purpose of acting as your representative at the Closing and hereby appoint the Corporation, with full power of substitution, as your true and lawful attorney in your place or stead to execute in your name and on your behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by you, including this Subscription Agreement, to approve any opinion, certificate or other document addressed to you, to waive, in whole or in part, any representation, warranty, covenant or condition for your benefit and contained in the Registration Rights Agreement or in this Agreement, to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as the Corporation in its sole discretion thereof may determine, and to accept delivery of the certificate representing the Purchased Securities on the Closing Date.

5.           Prospectus Exemptions

The offer and sale of the Purchased Securities (and, if applicable, the issuance of any Liquidated Damages Warrants and the offer and sale of any Warrant Shares) by the Corporation to you is conditional upon such offer, sale or issuance being exempt from the requirements as to the filing of a prospectus or registration statement, and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the offer and sale of the Purchased Securities (and, if applicable, the issuance of any Liquidated Damages Warrants or the offer and sale of any Warrant Shares) or upon the issue of such orders, consents or approvals as may be required to permit such sale or issuance without the requirement of filing a prospectus or registration statement, or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)         you have, or any beneficial purchaser for whom you are contracting hereunder has, been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you or such securities are subject, and that a suitable legend or legends will be placed on the certificates representing the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares to reflect the applicable restricted period and hold period to which the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares are subject;

(b)         you have, or any beneficial purchaser for whom you are contracting hereunder has, not received or been provided with a prospectus, registration statement, offering memorandum (within the meaning of the Securities Laws) or similar document and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation (other than those contained in this Agreement and the Registration Rights Agreement, in each case which will survive the Closing) and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, is based entirely upon such documents and publicly available information concerning the Corporation and, the offer and sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(c)         as a consequence of the sale being exempt from the prospectus and registration requirements of the Securities Laws:

(i)             certain protections, rights and remedies provided by the Securities Laws, including certain statutory rights of rescission or damages, will not be available to you, or any beneficial purchaser for whom you are contracting hereunder,

(ii)            you, or any beneficial purchaser for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws, and

(iii)           the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws; and

(d)         no Person has made any written or oral representation:

(i)             that any Person will resell or repurchase the Purchased Securities, the Liquidated Damages Warrants or the Warrant Shares,

(ii)            that any Person will refund the Purchase Price,

(iii)           as to the future price or value of the Common Shares, the Warrants or the Liquidated Damages Warrants; or

(iv)            that the Common Shares will be or remain listed or otherwise qualified for trading on any stock exchange or any quotation or stock reporting system.

By your acceptance of this Agreement you and any others for whom you are contracting hereunder represent, warrant, covenant, agree and acknowledge, as applicable, to and with the Corporation (which representations, warranties, covenants, agreements and acknowledgements shall survive the Closing), and acknowledge that the Corporation is relying on such representations and warranties in connection with the transactions contemplated hereby, that:

A.           General:

(a)         You are and any beneficial purchaser for whom you are contracting hereunder is resident in the jurisdiction set out under the heading "address" above your signature set forth on the Execution Page of this Agreement.

(b)         If you are an individual, you have attained the age of majority in the jurisdiction in which you are subscribing and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(c)         If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

(d)         None of the funds being used to purchase the Purchased Securities are (or in connection with your purchase of the Warrant Shares, if applicable, will be) to your knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities.

(e)         You are and any beneficial purchaser for whom you are contracting hereunder is at arm's-length, within the meaning of the Securities Laws of British Columbia, with the Corporation.

(f)         You are not and any beneficial purchaser for whom you are contracting hereunder is not a "promoter" of the Corporation within the meaning of the Securities Laws of British Columbia.

(g)         You are not, with respect to the Corporation or any of its affiliates, a "control person" as defined under the Securities Laws of British Columbia or an "affiliate" as defined under the 1933 Act, and the purchase of the Purchased Securities (or, if applicable, acquisition of Liquidated Damages Warrants or purchase of Warrant Shares) hereunder will not result in you becoming a control person or an affiliate.

(h)         If required by applicable Securities Laws or the Corporation, you will execute, deliver and file, or assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue, offer and/or sale of the Purchased Securities (or, if applicable, the issue , offer and/or sale of the Liquidated Damages Warrants or Warrant Shares) as may be required by any securities commission, stock exchange or other regulatory authority.

(i)         Other than what you have disclosed in advance to the Corporation, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, you covenant to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(j)         The Corporation's Counsel and other legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to you.

(k)         If you are, or any beneficial purchaser for whom you are contracting hereunder is, a resident, or otherwise subject to the Securities Laws, of a jurisdiction other than a jurisdiction in Canada or of the United States, you and any beneficial purchaser for whom you are contracting hereunder: (i) have knowledge of or have been independently advised as to and will comply with the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, or the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be; (ii) confirm that the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be, does not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) except as contemplated herein, require the Corporation to prepare and file a prospectus, registration statement or similar document or (C) impose any additional registration or other requirements on the Corporation; and (iii) will provide such evidence of compliance with all such matters as the Corporation may request.

(l)         You are and any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities (or, if applicable, the Liquidated Damages Warrants or the Warrant Shares) as a result of your financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are or any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities (or, if applicable, the Liquidated Damages Warrants or the Warrant Shares).

(m)         You have had access to such information, if any, concerning the Corporation as you considered necessary in connection with your investment decision to invest in the Purchased Securities, the Liquidated Damages Warrants and the Warrants Shares, including receiving satisfactory answers to any questions you have asked any of the officers of the Corporation.

(n)         You acknowledge that the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies.

(o)         You acknowledge that there may be material tax consequences to you of an acquisition, holding or disposition of the Purchased Securities (or, if applicable, the Liquidated Damages Warrants or the Warrant Shares). The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, Canadian, state, provincial, local or foreign tax law of your acquisition, holding or disposition of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment. You are not relying on the Corporation or their affiliates or counsel in this regard.

(p)         You are an "accredited investor" within the meaning of NI 45-106 and:

(i)         you are either purchasing the Purchased Securities: (A) as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal; or (B) as agent for a beneficial purchaser disclosed on the Execution Page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and such disclosed beneficial purchaser is an "accredited investor" within the meaning of NI 45-106;

(ii)        if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

(iii)       you have concurrently executed and delivered a certificate in the form attached as Schedule "B" hereto and have completed Appendix 1 thereto.

(q)         Unless you have made the representations set forth below in Section 5.B hereof (United States) and have completed Schedule "C" attached hereto:

(i)             you are not a Person in the United States or a U.S. Person and you are not acquiring the Purchased Securities (and will not acquire any Liquidated Damages Warrants or Warrant Shares) for the account or benefit of any Person in the United States or U.S. Person;

(ii)            you were not offered the Offered Securities in the United States; and

(iii)           at the time the buy order for the Purchased Securities was originated, you were outside the United States and this Agreement was not executed or delivered in the United States.

(r)         If you are not a U.S. Subscriber:

(i)             you understand that if you decide to offer, sell, pledge or otherwise transfer the Common Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, (D) in accordance with the provisions of Regulation S, if available, or (E) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws;

(ii)           you understand that if you decide to offer, sell, pledge or otherwise transfer the Warrants or the Liquidated Damages Warrants, such securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the 1933 Act; or (B) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws;

(iii)           you acknowledge and agree that the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares, upon issuance, will be "restricted securities" within the meaning of Rule 144(a)(3) of the 1933 Act and will remain "restricted securities" notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act;

(iv)            you understand that the Corporation is the seller of the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, you agree that you will not, during a six-month distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Purchased Securities or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person; and

(v)             you will not offer, sell or otherwise dispose of the Purchased Securities, Liquidated Damages Warrants or Warrant Shares except in accordance with the transfer restrictions described herein in the United States or to a U.S. Person unless: (A) such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the 1933 Act and the Securities Laws of applicable states of the United States; or (B) the SEC has declared effective a registration statement in respect of such securities. In the case of (A), the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirement of the 1933 Act.

(s)         You and any beneficial purchaser for whom you are contracting hereunder acknowledge that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit of the investment in the Offered Securities, the Liquidated Damages Warrants or the Warrant Shares, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to such securities.

(t)         You consent to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth herein.

(u)         This Agreement has been duly executed and delivered by you and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a beneficial purchaser, will constitute a legal, valid and binding obligation of such beneficial purchaser in accordance with the terms hereof.

(v)         If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that the Corporation may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(w)         The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(x)         You represent and warrant to the Corporation that the funds representing the Purchase Price in respect of the Purchased Securities (and, if applicable, the Warrants Shares) which will be advanced by you to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA") or similar legislation and you acknowledge that the Corporation may in the future be required by law to disclose your name and other information relating to this Subscription Agreement and your subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or similar legislation. To the best of your knowledge: (A) none of the subscription funds provided by you (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you; and (B) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(y)         If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the Securities Laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

(i)            that the Corporation will be delivering such personal information to the Ontario Securities Commission;

(ii)            that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws of the Province of Ontario;

(iii)           that such personal information is being collected for the purpose of the administration and enforcement of the Securities Laws of the Province of Ontario; and

(iv)            that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission's indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, Canada, M5H 3S8
Telephone:                 416-593-8086

(z)         You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation is collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation retaining such personal information for as long as permitted or required by law or business practices. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation may be required by the Securities Laws and the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided by you in this Agreement. You represent and warrant that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder. In addition to the foregoing, you agree and acknowledge that the Corporation may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)             for internal use with respect to managing the relationships between and contractual obligations of the Corporation and you or any beneficial purchaser for whom you are contracting hereunder;

(ii)            for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)           disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(iv)            disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)             disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)            disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)           by including it in closing books relating to the offering contemplated hereby;

(viii)          disclosure to a court determining the rights of the parties under this Agreement; or

(ix)            for use and disclosure as otherwise required or permitted by law.

The contact information for the officer of the Corporation who can answer questions about the collection of information by the Corporation is as follows:

Name and Title:	Amir Adnani, President and Chief Executive Officer
Issuer Name:	Uranium Energy Corp.
Address:	9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750
Phone No.:	(512) 828-6980
Fax No.:	(512) 233-2531
e-mail:	aadnabi@uraniumenergy.com

(aa)       You agree that your representations, warranties and covenants herein will be true and correct both as of the execution of this Subscription Agreement and as of the time of Closing and will survive the completion of the issue of the Purchased Securities. Your representations, warranties and covenants herein are made with the intent that they be relied upon by the Corporation and its counsel in determining your eligibility to subscribe for the Purchased Securities, and you agree to indemnify and hold harmless the Corporation and its respective affiliates, shareholders, directors, officers, partners, employees, advisors, counsel and agents, from and against all losses, claims, costs, expenses and damages or liabilities whatsoever which any of them may suffer or incur which are caused or arise from a breach thereof. You undertake to immediately notify the Corporation at Uranium Energy Corp., 9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750, Attention: Amir Adnani (Fax Number: (512) 233-2531), of any change in any statement or other information relating to you set forth herein which takes place prior to the time of the Closing.

B.           United States: If you are a U.S. Subscriber, then:

(a)         You understand and acknowledge that the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares have not been registered under the 1933 Act or any state securities laws and that the sale of the Purchased Securities contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Purchased Securities are, and the Liquidated Damages Warrants and the Warrant Shares, upon issuance prior to the Registration Statement becoming effective, will be, "restricted securities" within the meaning Rule 144(a)(3) of the 1933 Act.

(b)         You have no contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person, or anyone else, the Purchased Securities, Liquidated Damages Warrants or Warrant Shares, or any part thereof, or any interest therein, and you have no present plans to enter into any such contract, undertaking, agreement or arrangement.

(c)         You acknowledge that the Corporation has not yet filed a registration statement under the 1933 Act in respect of the Registerable Securities, and you have not been supplied with any of the information that would be found in a registration statement if the Registerable Securities were registered under the 1933 Act and, if the Registration Statement does not become effective, you acknowledge that there will be substantial restrictions on the transferability of, and that it may not be possible to liquidate your investment readily in, the Registerable Securities.

(d)         You are a U.S. Accredited Investor and acknowledge that you are acquiring the Purchased Securities as an investment for your own account or for the account of a U.S. Accredited Investor as to which you exercise sole investment discretion and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the federal or state securities laws of the United States and you have concurrently executed and delivered a certificate in the form attached as Schedule "C" hereto. You acknowledge that you will be required to confirm your status as a U.S. Accredited Investor and make similar representations to those contained in this Section 5.B. at the time of exercise of any Warrants or Liquidated Damages Warrants.

(e)         You have concurrently executed and delivered a certificate in the form attached as Schedule "B" hereto and have completed Appendix 1 thereto.

(f)         You understand and agree that there may be material tax consequences to you of an acquisition, holding or disposition of the Purchased Securities, the Liquidated Damages Warrants or the Warrant Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, state, local or foreign tax law of your acquisition, holding or disposition of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment.

(g)         You understand that the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares may not be sold or transferred in the United States or to a U.S. Person prior to the Registration Statement becoming effective unless an exemption is available from the registration requirements of the 1933 Act and applicable state Securities Laws.

(h)         You understand that if you decide to offer, sell, pledge or otherwise transfer the Common Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act; (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws; (D) in accordance with the provisions of Regulation S, if available; or (E) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws.

(i)         You understand that if you decide to offer, sell, pledge or otherwise transfer the Warrants or the Liquidated Damages Warrants, such securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the 1933 Act; or (B) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws.

(j)         You have not purchased the Purchased Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.           Legends

A.           Common Shares Issued as Part of Units:

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Common Shares issued as part of the Units will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 4, 2008";

provided that subsequent to November 4, 2008 (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing the Common Shares issued as part of the Units will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS."

B.           Warrants Issued as Part of Units

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Warrants issued as part of the Units will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 4, 2008";

provided that subsequent to November 4, 2008 (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing the Warrants issued as part of the Units will bear the following legend:

"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS."

"THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

C.           Warrant Shares Issued upon Exercise of Warrants

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing any Warrant Shares issued upon exercise of Warrants on or before the date that is four months and one day from the date of Closing, will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 4, 2008";

provided that subsequent to November 4, 2008 (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing any Warrants Shares issued upon exercise of the Warrants before the Registration Statement is declared effective will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS."

D.           Liquidated Damages Warrants

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Liquidated Damages Warrants issued pursuant to the terms of this Agreement will bear the following legend:

"THIS WARRANT [HAS] [AND IF THE REGISTRATION STATEMENT HAS NOT BECOME EFFECTIVE AT THE TIME OF ISSUANCE OF THE WARRANTS, ADD THE FOLLOWING: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE] NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS."

"THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."

E.           Warrant Shares Issued upon Exercise of Liquidated Damages Warrants

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing any Warrant Shares issued upon exercise of Liquidated Damages Warrants before the Registration Statement is declared effective will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS."

7.           Representations and Warranties of the Corporation

The Corporation hereby agrees with you that the representations and warranties made by the Corporation in this Agreement shall be true and correct as of the Closing Date. You shall be entitled to rely on, and benefit from, the representations, warranties and covenants made by the Corporation in this Agreement which shall survive the Closing and shall continue in full force and effect for your the benefit in accordance with the terms of this Agreement. The Corporation acknowledges and agrees that you shall be entitled to the benefits of the Registration Rights Agreement.

8.           Covenants of the Corporation

The Corporation hereby covenants and agrees with you as follows:

(a)         Corporate Status: For a period of a least three years after the Closing Date the Corporation shall remain a corporation validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction.

(b)         Securities Filings: Forthwith after the Closing the Corporation shall file such forms and documents as may be required under the Securities Laws of the Provinces of Canada and the United States and any state thereof relating to the offering of the Purchased Securities, the Liquidated Damages Warrants and the Warrant Shares (if any) which, without limiting the generality of the foregoing, shall include: (i) a Form 45-106-F1 as prescribed by NI 45-106; and (ii) a Form D as prescribed under the 1933 Act and any filings required under applicable state laws.

(c)         Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Agreement and the Registration Rights Agreement.

(d)         Use of Proceeds Amount: The Corporation shall apply the proceeds of the Offered Securities to conduct further confirmation drilling at the Corporation's Goliad project, to advance the project through the permitting and development process and for general corporate purposes.

9.           Expenses

You acknowledge and agree that, except as set forth in the Registration Rights Agreement, all costs incurred by you (including any fees and disbursements and any special counsel retained by you) relating to the issue and sale to you of the Purchased Securities and if applicable, the Liquidated Damages Warrants and Warrant Shares, shall be borne by you.

10.         General

(a)         Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "this Subscription Agreement", "hereof", "hereunder", "herein" and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)         Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)         Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)         Notices: All notices or other communications to be given hereunder shall be delivered by hand or by fax, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by fax, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

(e)         Notices to the Corporation shall be addressed to:

Uranium Energy Corp.
9801 Anderson Mill Road, Suite 230, Austin, Texas, U.S.A., 78750
Attention:            Amir Adnani, President and Chief Executive Officer
Fax No.:              (512) 233-2531

Notices to you shall be addressed to the address of the Subscriber set out on the Execution Page hereof.

Either the Corporation or you may change the address for service thereof aforesaid by notice in writing to the other party hereto specifying the new address for service hereunder.

(f)         Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)         Successors and Assigns: Except as otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(h)         Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(i)         Time of Essence: Time is of the essence of this Agreement.

(j)         Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(k)         Survival: Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by you or the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(l)         Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

(m)         Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

(n)         Facsimile Copies: The Corporation shall be entitled to rely on a facsimile copy of an executed Subscription Agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between you and the Corporation in accordance with the terms thereof.

(o)         Currency: All references to dollars or "$" shall refer to United States dollars unless otherwise provided.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.

__________

Schedule "A"

TERM SHEET

Uranium Energy Corp.

Private Placement Offering of Securities

Issuer:	Uranium Energy Corp. (the "Corporation").
Issue:

Up to 4,166,667 units (each a "Unit") of the Corporation. Each Unit shall consist of one share of common stock of the Company (each a "Common Share") and one-half of one transferable share purchase warrant (each a "Warrant") to purchase one additional Common Share (each a "Warrant Share") at an exercise price of US$3.10 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the Closing Date.

Issue Price:	US$2.40 per Unit.
Issue Size:	Up to approximately US$10.0 million.
Currency:	United States dollars, unless otherwise indicated.
Use of Proceeds:

The net proceeds of the offering will be used to conduct further confirmation drilling at the Corporation's Goliad project, to advance the project through the permitting and development process and for general corporate purposes.

Offering Procedure:

The Units will be offered by private placement basis pursuant to subscription agreements. The Units may be offered in each of the provinces of Canada, in the United States and in Europe under applicable private placement exemptions.

A Registration Statement on Form S-1 (the "Registration Statement") will be filed by the Corporation with the United States Securities and Exchange Commission (the "SEC") in accordance with the requirements described below to register under the United States Securities Act of 1933, as amended, (the "1933 Act") resales of the Common Shares (including the Warrant Shares), from time to time, by the initial purchasers and their permitted ensigns and transferees (on a secondary basis and not as a primary offering by the Corporation).

Resale Restrictions Under U.S. Securities Laws:	The Common Shares (including the Warrant Shares) will be under resale restrictions until such time as the Registration Statement has been declared effective by the SEC.
Resale Restrictions Under Canadian Securities Laws:	The Common Shares (including the Warrant Shares) will be under resale restrictions until four months and one day from the closing of the offering.
Registration Rights:

The Corporation agrees to file the Registration Statement within 30 days following the closing of the offering and to use its reasonable best efforts to have the Registration Statement declared effective by the SEC within three months from the closing of the offering and, in the event that the Registration Statement is not declared effective by that date, or if the effectiveness of the Registration Statement is not maintained by the Corporation, to issue common stock share purchase warrants of the Corporation, as liquidated damages, entitling each subscriber to acquire shares of common stock (each a "Warrant Share") in the capital of the Corporation equal to one one-hundredth of a warrant (the "Liquidated Damages Warrants") for each US$1.00 in aggregate funds paid by each subscriber of the Offering for each 30 calendar day period (or partial period thereof) during which the Registration Statement is not effective, after the expiry of the three month period until the registration default is cured; provided that the maximum number of common shares issuable in connection with the Offering (including Warrant Shares issuable upon exercise of the Warrants and the Liquidated Damages Warrants) shall not exceed 19.9% of the Corporation's issued and outstanding share capital unless shareholder approval has been obtained. The Registration Rights Agreement shall contain such other terms as are customary in transactions of this nature.

Stock Exchange Listing:	American Stock Exchange.
Closing Date:	On or about July 3, 2008.

__________

Schedule "B"

CERTIFICATE OF ACCREDITED INVESTOR STATUS UNDER NI 45-106

TO:                      Uranium Energy Corp.

In connection with the purchase of units (each unit consisting of one common share and one-half of one transferable share purchase warrant, which units are hereinafter referred to as the "Purchased Securities") of Uranium Energy Corp. (the "Corporation"), the undersigned hereby represents, warrants and certifies that:

(a)

the Subscriber (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser being referred to herein as the "Subscriber") is resident in a province of Canada or a jurisdiction other than the United States or is subject to the securities laws of a province of Canada;

(b)

the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators ("NI 45-106") to be purchasing the Purchased Securities as principal; and

(c)

the Subscriber is an "accredited investor" within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix 1 to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX 1 ATTACHED TO THIS CERTIFICATE);

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

               Dated: ________________________, 2008.

_________________________________________________
Print name of Subscriber (or person signing as agent)

By:______________________________________________
     Signature
     ______________________________________________
     Title
     ______________________________________________
      (Please print name of individual whose signature appears
     above, if different from name of Subscriber or agent
     printed above)

__________

Appendix 1 to Schedule "B"

NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in NI 45-106) means:
__________	(a)	a Canadian financial institution or an authorized foreign bank named in Schedule III of the Bank Act (Canada),
__________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
__________	(c)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

__________	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

__________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
__________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,
__________	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Quebec,

__________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
__________	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,
__________	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000,

__________	(k)

an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

__________	(l)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000,
__________	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements,
__________	(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

		(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
__________	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

__________	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

__________	(q)	a person acting on behalf of a fully managed account managed by that person, if that person
		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,
__________	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

__________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
__________	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

__________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
__________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:
		(i)	an accredited investor, or
		(ii)	an exempt purchaser in British Columbia or Alberta.

For the purposes hereof:
(a)	"Canadian financial institution" means
(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or
	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	"eligibility adviser" means
(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Subscriber and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and
(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	"executive officer" means, for an issuer, an individual who is
	(i)	a chair, vice-chair or president,
	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,
	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or
	(iv)	performing a policy-making function in respect of the issuer;
(e)	"financial assets" means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(f)	"founder" means, in respect of an issuer, a person who,
	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and
	(ii)	at the time of the trade is actively involved in the business of the issuer;
(g)

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h)	"investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(i)	"person" includes
	(i)	an individual,
	(ii)	a corporation,
	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not, and
	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j)	"related liabilities" means
	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
	(ii)	liabilities that are secured by financial assets.
(k)	"spouse" means, an individual who,
	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
Affiliated Entities and Control
1.	An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.
2.	A person (first person) is considered to control another person (second person) if
(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

	(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or
	(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

__________

Schedule "C"

CERTIFICATE FOR U.S. ACCREDITED INVESTORS

TO:                     Uranium Energy Corp.

In connection with the purchase by the undersigned subscriber (the "Subscriber") of units (each unit consisting of one common share and one-half of one transferable share purchase warrant, which units are hereinafter referred to as the "Purchased Securities") of Uranium Energy Corp. (the "Corporation"), the Subscriber hereby represents, warrants, covenants and certifies that the undersigned (or any beneficial purchaser on whose behalf it is acting) is a U.S. Subscriber (as such term is defined in the Subscription Agreement to which this Certificate is attached) and satisfies one or more of the categories indicated below (please initial the appropriate line below):

501(a)(1)

a bank as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the "1933 Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(a)(13) of the 1933 Act; any investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

501(a)(2)	any private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940;
501(a)(3)

an organization described in section 501(c)(3) of the United States Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of US$5,000,000; or

501(a)(7)

a trust that (a) has total assets in excess of US$5,000,000, (b) was not formed for the specific purpose of acquiring the Purchased Securities, and (c) is directed in its purchase of securities by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

                Dated: ________________________, 2008.

____________________________________________
Print name of Subscriber (or person signing as agent)

By:_________________________________________
     Signature
     _________________________________________
     Title
     _________________________________________
      (Please print name of individual whose signature
     appears above, if different from name of Subscriber or
     agent printed above)

__________

End of Subscription Agreement